UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2007

SYZYGY ENTERTAINMENT, LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-136827	20-4114478
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11502 Stonebriar Drive, Charlotte, NC 28277
(Address of principal executive offices, including zip code)

(704)366-5122
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On February 16, 2007, pursuant to a Stock Exchange Agreement (the “Agreement”) the Registrant completed the acquisition of all of the outstanding common stock of Rounders Ltd. (“Rounders”) and The Game International TCI Ltd. (“The Game”) from the shareholders of Rounders and The Game, both of which are corporations formed under the laws of the Turks and Caicos Islands. The consideration for the purchased shares is (i) 30,000,000 post split common shares of Registrant, issued to the 27 shareholders of Rounders and (ii) 100,000 post split common shares of Registrant, issued to the sole shareholder of The Game. The Agreement contained within it a provision for a redemption of certain control shares and a stock split in the form of a stock dividend in the amount of 29 new shares of common stock of the Registrant for each issued and outstanding share of common stock of the Registrant (the “Stock Dividend”).

Exhibit 99.1 - The audited combined financial statements of Rounders and The Game from inception (April 4, 2006) through December 31, 2006, and the report of Moore & Associates, Chartered, the independent registered public accounting firm relating to such financial statements and the unaudited pro forma condensed combined consolidated financial statements of the Company and Rounders and The Game for the year ended December 31, 2006, are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, as an amendment to the Company’s Current Report on Form 8-K and Form 8-K/A filed on February 22, 2007 and March 8, 2007, respectively, pursuant to Item 9.01(a)(4) of Form 8-K.

Exhibit 99.2 - The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of the Company, Rounders and The Game.

Exhibit 99.3 - The following information is provided regarding the resulting character of the Company. Such information includes all information that would be set forth in a Form 10SB, except for financial information that is included elsewhere herein.

Exhibit No.	Description

10.1	Lease between Rounders Ltd. and Carl Enterprises, Ltd.

99.1	Audited Combined Financial Statements for Rounders Ltd. and The Game International TCI Ltd. for the period from inception (April 4, 2006) through December 31, 2006.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of December 31, 2006 and for the period from inception (April 4, 2006) through December 31, 2006.

99.3	Form 10SB information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYZYGY ENTERTAINMENT, LTD.

April 13, 2007	By:	/s/ Michael D. Pruitt
Michael D. Pruitt
President and Chief Executive Officer